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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) - September 15, 2004



                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





            TEXAS                   1-12833                 75-2669310
(State or other jurisdiction    (Commission File         (I.R.S. Employer
      of incorporation)             Number)              Identification No.)



            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including Area Code - (214) 812-4600





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ITEM 8.01    OTHER EVENTS.


TXU Corp. announced today, as part of its debt and capital management program, cash tender offers for its equity-linked debt securities and convertible notes and, subject to market conditions and other factors, potential additional purchases of common stock.

Tender Offers
-------------

In the tender offers, TXU Corp. is offering to purchase for cash (i) up to 11,433,285 of its outstanding Corporate Units, which represent 99.13% of its outstanding Corporate Units, for a purchase price subject to a minimum of $45.97 and a maximum of $52.28 per Corporate Unit, (ii) up to 8,700,000 of its outstanding Income PRIDES, which represent 98.86% of its outstanding Income PRIDES, for a purchase price subject to a minimum of $46.43 and a maximum of $52.50 per Income PRIDE, and (iii) any and all of its outstanding Floating Rate Convertible Senior Notes due 2033 for a purchase price subject to a minimum of $1,392.60 and a maximum of $1,597.40 per $1,000 principal amount of Convertible Senior Notes, plus accrued and unpaid interest on the Convertible Senior Notes. The purchase price for each of the offers will be determined based upon a formula, defined in the respective Offer to Purchase, that is based upon the volume weighted average price of TXU Corp.'s common stock. Subject to TXU Corp.'s right to extend each offer, the offers are scheduled to expire on October 13, 2004.

The table below sets forth the total stated amount of equity-linked debt securities outstanding and the total principal amount of convertible notes outstanding, as well as the related number of shares of TXU Corp. common stock as of September 14, 2004.

-------------------- ------------- ------------------------------- --------------------------- ----------------------
                                                                                                      Related No. of
                      NYSE                                                       Stated Amount        Common Shares
CUSIP No.             Symbol       Security Description                           ($ millions)           (millions)
-------------------- ------------- ------------------------------- --------------------------- ----------------------
873168 50 4          TXU PrC       Corporate Units                                      $577                   12.6
-------------------- ------------- ------------------------------- --------------------------- ----------------------

873168 88 4          TXU PrD       Income PRIDES                                        $440                    8.6
-------------------- --------------------------------------------- --------------------------- ----------------------
                                                                                                     Related No. of
                                                                            Principal Amount          Common Shares
CUSIP No.            Security Description                                       ($ millions)             (millions)
-------------------- --------------------------------------------- --------------------------- ----------------------

873168 AD 0          Floating Rate Convertible Senior Notes due                         $525                   15.2
873168 AE 8          2033
------------------------------------------------------------------ --------------------------- ----------------------

 Totals                                                                               $1,542                   36.4
------------------------------------------------------------------ --------------------------- ----------------------

None of these tender offers is conditioned on any minimum number of securities being tendered or the completion of any other tender offer. Each tender offer is, however, subject to other conditions discussed in the respective Offer to Purchase.

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Debt and Capital Management Program
-----------------------------------

         The tender offers and the potential for additional common stock repurchases are part of TXU Corp.'s debt and capital management program geared toward increasing value and reducing risks. Pursuant to this program, TXU Corp. has to the date of this Current Report on Form 8-K repurchased all $750 million principal amount of the exchangeable preferred membership interests of TXU Energy Company LLC, $423 million principal amount of equity-linked debt securities, $1.39 billion principal amount of debt securities and 29 million shares of its common stock at an aggregate cost of $1.15 billion. The exchangeable preferred membership interests and equity-linked debt securities repurchased represented an aggregate of 66.3 million shares of potential common stock issuances. In addition, $1.7 billion of debt was assumed by the purchaser of TXU Australia, further reducing debt. TXU Corp. may repurchase up to an additional 10 million shares of its common stock, subject to market conditions and other factors. TXU Corp. has used, and expects to continue to use, proceeds from asset sales, cash from operations and short-term borrowings (which TXU Corp. has repaid, or intends to repay, with proceeds from asset sales and/or cash from operations) to fund these repurchases. In addition, TXU Corp. used proceeds from the issuance of $800 million floating rate notes by TXU Energy Company LLC and the issuance of $790 million transition bonds by TXU Electric Delivery Transition Bond Company LLC to fund some of the repurchases made to date.

         TXU Corp.'s debt and capital management program is intended to strengthen TXU Corp.'s balance sheet and financial flexibility. As a part of its capital management and restructuring program and considering current business and market conditions, TXU Corp.'s management is evaluating whether it should recommend to the TXU Corp. Board of Directors that they reevaluate TXU Corp.'s current common stock dividend policy. TXU Corp. cannot predict the outcome of management's evaluation, when, if at all, management would make a recommendation to the Board of Directors to change the current common stock dividend policy, or what management's recommendation might be. In addition to any recommendation from management, the Board of Directors may consider other relevant factors in determining if and when to make a change in TXU Corp.'s common stock dividend policy.

                           FORWARD-LOOKING STATEMENTS

            This Current Report on Form 8-K contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in TXU Corp.'s SEC filings on Forms 10-K and 10-Q. In addition to the risks and uncertainties set forth in TXU Corp.'s SEC filings on Forms 10-K and 10-Q, the forward-looking statements in this Current Report on Form 8-K could be affected by the ability of the purchaser to obtain all necessary governmental and other approvals and consents for the acquisition of TXU Gas Company and the ability of TXU Corp. to implement the initiatives that are part of its restructuring, operational improvement and cost reduction program, and the terms under which TXU Corp. executes those transactions or initiatives.



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Item 9.01  Exhibits.

      Exhibit No.   Description
      -----------   ------------
         99         Press release of TXU Corp. dated September 15, 2004.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                        TXU CORP.



                                        By:     /s/  Scott Longhurst
                                        ---------------------------------------
                                        Name:    Scott Longhurst
                                        Title:   Senior Vice President
                                                 and Group Controller


Dated:  September 15, 2004

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